Exhibit 99.1

INDEPENDENT ACCOUNTANTS REPORT
ON APPLYING AGREED-UPON PROCEDURES

Space Coast Credit Union (the “Company”)

SCCU Auto Receivables Trust 2026-2 (the “Issuer”)

J.P. Morgan Securities LLC (“JPM”, and together with the Company, and the Issuer, the “Specified Parties”)

We have performed the procedures enumerated below, on certain information with respect to attributes from certain of the Company’s automobile receivables (the ”Receivables” or “Assets”) as of July 31, 2026 (the “Subject Matter”) related to the Issuer’s asset-backed financing (the “Securitization Transaction”). The Company is responsible for the Data File (as defined herein) accurately representing the information included in the underlying asset documents and the disclosed assumptions and methodologies.

The Company has agreed to and acknowledged that the procedures performed are appropriate to meet the intended purpose of assisting specified parties in evaluating the Subject Matter. This report may not be suitable for any other purpose. Additionally, the Issuer and JPM have agreed to and acknowledged that the procedures performed are appropriate for their purposes. The procedures performed may not address all the items of interest to a user of this report and may not meet the needs of all users of this report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes.

Consequently, we make no representation regarding the appropriateness of the procedures enumerated below either for the purpose for which this report has been requested or for any other purpose.

Agreed-Upon Procedures

The procedures we performed on the Assets and our findings are as follows.

At the Company’s instruction, for the purposes of our procedures, (i) differences of less than or equal to

$1.00, 0.01 (numbers and years) or 0.01%, as applicable, were deemed to be in agreement and (ii) differences in the “Origination Date” characteristic of less than or equal to 30 days were deemed to be in agreement.

Unless otherwise indicated, the following are defined for the purposes of our procedures:

•	the phrase “compared” means we checked the information for agreement between sources, with any findings being reported unless a deviation tolerance is otherwise noted. If applicable, such compared amounts and percentages are deemed to be in agreement if differences were attributable to rounding.
•	the phrase “recomputed” means, if applicable, we recalculated the number through mathematical calculation using the applicable information in the Data File as the inputs, with any findings being reported unless a deviation tolerance is otherwise noted. If applicable, such recomputed amounts and percentages are deemed to be in agreement if differences were attributable to rounding.

•	the phrase “Source Documents” means a record containing details of a particular transaction or characteristic. Source Documents include Installment Sales Contracts (“Contracts”), System Screenshots of Loans and loan adjustments (“Screenshots”), Credit Reports, Agreement to Provide Insurance, Verification of Insurance, Policy Declaration, Certificate of Insurance, Insurance Identification Card, Insurance Verification Request, Insurance Application, Binder of Insurance, Proof of Insurance, Lien Holder Service Center Summary or other related correspondence (collectively, the “Agreements to Provide Insurance”), Title Certificates, Applications for Title Certificates, Credit Applications and Vehicle Mapping Detail file.

Due Diligence Agreed-Upon Procedures

A.	Data File Agreed-Upon Procedures

On August 10, 2026, the Company provided us with a computer readable data file (the “Data File”) containing certain characteristics of the Assets included in the Securitization Transaction. We performed the procedures indicated below on the Assets.

As instructed by the Company, Aprio selected a total of 150 Assets on a random basis (the “Initial Sample Assets”). On August 13, 2026, the Company informed us that one of our selected assets had been repaid and instructed us to randomly select a replacement Asset (collectively with the Initial Sample Assets, the “Sample Assets”). For each of the Sample Assets, we performed comparisons for certain characteristics in the Data File (as identified in Exhibit 1) to certain available source documents (the “Source Documents”).

EXHIBIT 1

	Characteristic	Source Documents
1	Account Number	Screenshots
2	Vehicle Identification Number (“VIN”)	Contracts
3	Origination Date	Contracts
4	Original Monthly P&I Payment	Contracts & Screenshots
5	Original Amount Financed	Contracts & Screenshots
6	Original Term to Maturity (months)	Contracts & Screenshots
7	Annual Percentage Rate (“APR”)	Contracts & Screenshots
8	Model Type (New/Used)	Contracts
9	Vehicle Model Year	Contracts
10	Vehicle Make	Contracts & Title Certificates
11	Vehicle Model (Excluding Trim Or Engine Type)	Contracts & Vehicle Mapping Detail
12	Borrower State	Contracts & Screenshots
13	First Payment Date	Contracts
14	Remaining Term to Maturity	Recomputation & Screenshots
15	Loan Credit Score (used for decision)	Credit Reports & Screenshots

For Characteristics 1 through 13, we compared and agreed the information contained in the Data File to the corresponding information contained in or derived from the provided Source Documents.

For Characteristic 14, “Remaining Term to Maturity” we were instructed by the Company to calculate the “Remaining Term to Maturity” by calculating the number of months between July 31, 2026 and the maturity date of the loan, rounded to the nearest whole month. The Company instructed is to calculate the maturity date of the loan by adding the “Original Term to Maturity” of each selection to it’s “Origination Date”.

For Characteristic 15, “Loan Credit Score (used for decision)” we were instructed by the Company that for those Sample Assets that had more than one Borrower, to compare the value in the Data File to the highest FICO score among the co-borrowers in the Source Documents.

We found such information to be in agreement except as listed in Appendix A.

B.	Documentation Agreed-Upon Procedures

For each of the Sample Assets, Aprio observed the existence of the following documentation:

-	a Title Certificate or Application for Title Certificate;

-	the security interest of the Company is indicated on a Title Certificate or Application for Title Certificate;

-	a Credit Application;

-	a Credit Report for the borrower and co-borrower (if applicable);

-	a Truth-in-Lending Disclosure Statement; and

-	the Agreement to Provide Insurance, Verification of Insurance, Policy Declaration, Certificate of Insurance, Insurance Identification Card, Insurance Verification Request, Insurance Application, Binder of Insurance, Proof of Insurance, Lien Holder Service Center Summary or other related correspondence (collectively, the “Agreement to Provide Insurance”).

We noted no discrepancies in documentation.

We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to and did not conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the Subject Matter. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

Our agreed-upon procedures engagement was not conducted for the purpose of the following:

•	addressing the conformity of the origination of the Assets to stated underwriting or credit extension guidelines, standards, criteria, or other requirements;

•	addressing the value of collateral securing any such Assets being securitized;

•	addressing the compliance of the originator of the Assets with federal, state, and local laws and regulations;
•	satisfying any criteria for due diligence published by a nationally recognized statistical rating organization (“NRSRO”);
•	addressing any other factor or characteristic of the Assets that would be material to the likelihood that the issuer of the asset-backed security will pay interest and principal in accordance with applicable terms and conditions, including but not limited to whether the characteristics have implications on the future performance of the Assets, underwritten value of the Assets, credit quality of the Assets, likelihood of return to investors or any other implications related to the Assets or the related asset-backed securities;
•	forming any conclusions; and
•	any other terms or requirements of the transaction that do not appear in this report.

We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements related to our agreed-upon procedures engagement.

This report is intended solely for the information and use of the Specified Parties. It is not intended to be, and should not be, used by anyone other than these specified parties, including investors and rating agencies, who are not identified as specified parties but who may have access to this report as required by law or regulation.

/s/ Aprio, LLP

New York, New York
August 28, 2026

Appendix A
Exceptions List

Selection	Characteristic	Data File Value	Source Document Value
[Redacted]	Vehicle Make	Audi	Infiniti
[Redacted]	Loan Credit Score	687	776
[Redacted]	Loan Credit Score	704	834